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                                    EXHIBIT A



                             JOINT FILING AGREEMENT


                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of National Discount Brokers Group, Inc., dated as of September 20, 2000, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date:  September 20, 2000           WHITE ROCK CAPITAL PARTNERS, L.P.

                                    By:      White Rock Capital Management, L.P.
                                             Its General Partner

                                             By:      White Rock Capital, Inc.
                                                      Its General Partner

                                                      By: /s/ Paula Storey
                                                          ----------------------
                                                          Paula Storey
                                                          Attorney-in-Fact

Date:  September 20, 2000                   WHITE ROCK CAPITAL MANAGEMENT, L.P.

                                            By:      White Rock Capital, Inc.
                                                     Its General Partner

                                                     By: /s/ Paula Storey
                                                         -----------------------
                                                         Paula Storey
                                                         Attorney-in-Fact

Date:  September 20, 2000                   WHITE ROCK CAPITAL, INC.

                                                     By: /s/ Paula Storey
                                                         -----------------------
                                                         Paula Storey
                                                         Attorney-in-Fact

Date:  September 20, 2000                   THOMAS U. BARTON

                                                     By: /s/ Paula Storey
                                                         -----------------------
                                                         Paula Storey
                                                         Attorney-in-Fact

Date:  September 20, 2000                   JOSEPH U. BARTON

                                                     By: /s/ Paula Storey
                                                         -----------------------
                                                         Paula Storey
                                                         Attorney-in-Fact